Exhibit 99.2

TeraWulf Reschedules Second Quarter 2025 Investor Conference Call to Thursday, August 14, 2025

Call to be held at 8:00 a.m. ET; webcast and replay information available on the Company’s investor website at investors.terawulf.com

EASTON, Md. – August 13, 2025 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), which owns and operates vertically integrated, next-generation digital infrastructure primarily powered by zero-carbon energy, today announced today announced that its second quarter 2025 investor conference call, originally scheduled for Friday, August 8, 2025, has been rescheduled to 8:00 a.m. Eastern Time on Thursday, August 14, 2025.

Prior to the call, a supplemental investor presentation covering second quarter 2025 results and recent developments will be available on the Company’s investor relations website.

Conference Call Information

Participants are encouraged to log on or dial in approximately 5 minutes before the call begins.

•	Date: August 14, 2025

•	Time: 8:00 a.m. ET

•	Access ID: 13755477

•	Webcast: https://viavid.webcasts.com/starthere.jsp?ei=1729085&tp_key=ee58c52638

•	Dial in: 1-877-407-0789 or 1-201-689-8562

•	Call me™: https://callme.viavid.com/viavid/?callme=true&passcode=13748140&h=true&info=company&r=true&B=6 (available 15 minutes prior to the start of the call)

Replay Information

•	Dial-In (U.S): (844) 512-2921

•	Dial-in (International): (412) 317-6671

•	Access ID: 13755477

•	Replay Expiration: Wednesday, August 28, 2025, at 11:59 p.m. ET

About TeraWulf

TeraWulf develops, owns, and operates environmentally sustainable, industrial-scale data center infrastructure in the United States, purpose-built for high-performance computing (HPC) hosting and bitcoin mining. Led by a team of veteran energy infrastructure entrepreneurs, TeraWulf is committed to innovation and operational excellence, with a mission to lead the market in large-scale digital infrastructure by serving both its own compute requirements and those of top-tier HPC clients as a trusted hosting partner.

Contacts

Investors: Investors@terawulf.com

Media: media@terawulf.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) the ability to mine bitcoin profitably; (2) our ability to attract additional customers to lease our HPC data centers; (3) our ability to perform under our existing data center lease agreements; (4) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates; (5) the ability to implement certain business objectives, including its bitcoin mining and HPC data center development, and to timely and cost-effectively execute related projects; (6) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to expansion or existing operations; (7) adverse geopolitical or economic conditions, including a high inflationary environment, the implementation of new tariffs and more restrictive trade regulations; (8) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow the business and operations of TeraWulf; and (10) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.